SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 28, 2003

FOOTSTAR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11681	22-3439443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crosfield Avenue, West Nyack, New York	10994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(845) 727-6500

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release of Footstar, Inc. dated March 28, 2003.

Item 9  Regulation FD Disclosure.

        Footstar, Inc. (the “Company”) announced today that it expects to file its Annual Report on Form 10-K for the fiscal year ended December 28, 2002 by April 30, 2003, by which time it expects to complete the restatements associated with its previously announced investigation into accounting discrepancies identified by Footstar management. Since November 2002, Footstar and its advisors have been investigating discrepancies in its prior financial statements. Footstar believes it has identified all of the financial discrepancies in its prior accounts and the restated financial statements are now under review by the Company’s external auditors, KPMG LLP. A copy of the Company’s press release is attached.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2003	FOOTSTAR, INC. By: MAUREEN RICHARDS —————————————— Name: Maureen Richards Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of Footstar, Inc. dated March 28, 2003.